Related Party Transactions - Schedule of Balances with Related Parties (Detail) - NetEase Group [Member] ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Related Party Transaction [Line Items]
Amounts due from NetEase Group	¥ 321,359	$ 45,954	¥ 79,700
Amounts due to NetEase Group and Youdao Group	22,818	3,263	21,997
Short-term loan from NetEase Group	878,000	125,552	878,000
Long-term loans from NetEase Group	¥ 926,588	$ 132,500	¥ 913,000